UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/16/2007

ABX AIR, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50368

DE	91-1091619
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)

(937) 382-5591
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 16, 2007, ABX Air, Inc. ("ABX") issued a press release announcing that ABX and DHL had agreed to arbitrate a dispute concerning the allocation of certain overhead expenses, and that DHL had paid ABX for $8.8 million in budgeted expense reimbursements previously withheld.

A copy of the press release is attached hereto as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.   Description
      99            Press Release issued by ABX Air, dated November 16, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABX AIR, INC.

Date: November 16, 2007	By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	ABX Air, DHL Agree to Arbitration